UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 3, 2010

Clarient, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-22677	75-2649072
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 Columbia

Aliso Viejo, California 92656

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (949) 425-5700

(Former name or former address, if changed since last report): Not applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 3, 2010, Clarient, Inc., a Delaware corporation (the “Company”), General Electric Company, a New York corporation (“General Electric”), and Crane Merger Sub, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of General Electric (“Purchaser”), entered into an Amendment to the Agreement and Plan of Merger by and among the Company, General Electric and Purchaser (the “Amendment”). The Amendment relates to the current pending offer (the “Offer”) by the Purchaser to acquire all of the outstanding shares of capital stock of the Company. The Amendment extends the expiration date of the Offer from midnight at the end of the day on December 6, 2010 to midnight at the end of the day on December 16, 2010. The Amendment was entered into pursuant to the terms of the Settlement Understanding discussed below. The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

On December 3, 2010, the Company, General Electric and Purchaser entered into a Memorandum of Understanding (the “Settlement Understanding”) with the plaintiffs in the actions pending in the Delaware Court of Chancery captioned In re Clarient, Inc. Shareholder Litigation, C.A. No. 5932-CC and the Superior Court of California, County of Orange captioned Herbert Silverberg v. Clarient, Inc., Master File No. 30-2010-00419685-CU-MC-CXC. The Settlement Understanding outlines the terms of the parties’ agreement in principle to release all claims which were or could have been asserted under those actions and is subject to approval by the Delaware Court of Chancery. Under the terms of the Settlement Understanding, the Company added certain disclosures to its Solicitation/Recommendation Statement on Schedule 14D-9 relating to the Offer (the “Schedule 14D-9”). The foregoing description of the Settlement Understanding is qualified in its entirety by reference to the Settlement Understanding, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On December 3, 2010, the Company also issued a press release announcing the extension of the Offer, the Settlement Understanding and the amendment to the Schedule 14D-9. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Exhibit

2.1	Amendment to the Agreement and Plan of Merger by and among General Electric Company, Crane Merger Sub, Inc., and Clarient, Inc., dated as of December 3, 2010.

99.1	Memorandum of Understanding, dated as of December 3, 2010, among the parties in the actions pending in the Delaware Court of Chancery captioned captioned In re Clarient, Inc. Shareholder Litigation, C.A. No. 5932-CC and the Superior Court of California, County of Orange captioned Herbert Silverberg v. Clarient, Inc., Master File No. 30-2010-00419685-CU-MC-CXC.

99.2	Press Release, issued by Clarient, Inc., dated December 3, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2010	Clarient, Inc.

	By:	/S/ MICHAEL R. RODRIGUEZ
	Name:	Michael R. Rodriguez
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment to the Agreement and Plan of Merger by and among General Electric Company, Crane Merger Sub, Inc., and Clarient, Inc., dated as of December 3, 2010.

99.1	Memorandum of Understanding, dated as of December 3, 2010, among the parties in the actions pending in the Delaware Court of Chancery captioned captioned In re Clarient, Inc. Shareholder Litigation, C.A. No. 5932-CC and the Superior Court of California, County of Orange captioned Herbert Silverberg v. Clarient, Inc., Master File No. 30-2010-00419685-CU-MC-CXC.

99.2	Press Release, issued by Clarient, Inc., dated December 3, 2010.